                                                                    EXHIBIT 10.3




                                March 25, 1998




Mr. Alan S. Ker
26500 Northwestern Highway
Southfield, MI 48076

Dear Mr. Ker:

        It is hereby agreed that your 1994 Performance Stock Option - Executive Officers Agreement dated December 6, 1994, as amended, is terminated effective March 25, 1998, and all options granted thereunder expire unexercised on March 25, 1998.

                                Very truly yours,

                                UNIVERSAL STANDARD HEALTHCARE, INC.



                                By: /s/ Eugene E. Jennings
                                   ------------------------------------------
                                   Eugene E. Jennings, Chairman of the Board,
                                   President and Chief Executive Officer

Acknoweledged and Agreement to:


  /s/ Alan S. Ker   CFO        Dated: 5/4/98
---------------------------          -----------------
ALAN S. KER